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                              PACIFIC SELECT EXEC
                   Flexible Premium Variable Insurance Policy

                    Issued by Pacific Life Insurance Company

                       Supplement dated June 14, 2000 to
                          Prospectus dated May 1, 2000


                     This supplement changes the prospectus to reflect the following:

Making withdrawals   The last paragraph is replaced with:
is revised
                     We may limit the amount of a withdrawal so that the withdrawal will not cause your face amount to be less than $50,000.

Taking out a loan    The second and third bullet paragraphs are replaced with:
is revised
                     .  Interest owing on the amount you've borrowed accrues at an annual rate of 4.75% during the first 10 policy years and 4.25% thereafter. Interest that has accrued during the policy year is due on your policy anniversary. If you do not pay the interest when it's due, we'll add it to the amount of your loan and begin accruing interest on it from the day it was due. We'll also transfer an amount equal to the interest that was due, from your policy's accumulated value to the loan account. We'll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.

                     . The amount in the loan account earns interest daily at an annual rate of 4.0%. On your policy anniversary, we transfer the interest that's been credited to the loan account proportionately to your investment options according to your most recent allocation instructions.

                     How much you can borrow is revised to read:

                     The minimum amount you can borrow is $500, unless there are other restrictions in your state. You can borrow up to the larger of the following amounts:

                     . 90% of the accumulated value in the investment options, less any surrender charges that would apply if you surrendered your policy on the day you took out the loan

                     .  the result of a x (b / c) - d, where:

                        a  =  the accumulated value of your policy less any
                              surrender charges that would have applied if you surrendered your policy on the day you took out the loan, and less 12 times the most recent monthly charge

                        b  =  1.04

                        c  =  1.0475 during the first 10 policy years, and
                              1.0425 during policy year 11 and thereafter

                        d  =  any outstanding loan amount.

FORM NO. 15-22328-01